UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 3, 2018

Janus Henderson Group plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

201 Bishopsgate

EC2M 3AE

United Kingdom

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

+44 (0) 20 7818 1818

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Janus Henderson Group plc (the “Company”) reports that the resolutions contained in the Notice of Annual General Meeting (dated 22 March 2018 and lodged with the ASX and SEC) were each passed by the requisite majority of shareholders at the Annual General Meeting of Shareholders held in Denver, Colorado on 3 May 2018.

All resolutions were decided on a poll.

No resolutions were amended or withdrawn. The full text of each resolution is contained in the Notice of Annual General Meeting. Capitalised terms used below have the same meaning as in the Notice of Annual General Meeting.

Resolution 1: Annual Report and Accounts

It was resolved, as an ordinary resolution, to the Annual Report and Accounts of the Company for the financial year ended 31 December 2017 and the reports of the Director and Auditors thereon.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	141,875,347	99.79	302,298	0.21	4,042,524	0	142,177,645	70.94
Total number of votes cast on the poll:	141,875,347	99.79	302,298	0.21	4,042,524	0	142,177,645	70.94

Resolution 2

It was resolved, as an ordinary resolution, to reappoint Ms S Arkle as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,970,303	99.82	248,149	0.18	83,759	4,917,958	141,218,452	70.47
Total number of votes cast on the poll:	140,970,303	99.82	248,149	0.18	83,759	4,917,958	141,218,452	70.47

Resolution 3

It was resolved, as an ordinary resolution, to reappoint Ms K Desai as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,974,384	99.83	243,922	0.17	83,905	4,917,958	141,218,306	70.47
Total number of votes cast on the poll:	140,974,384	99.83	243,922	0.17	83,905	4,917,958	141,218,306	70.47

Resolution 4

It was resolved, as an ordinary resolution, to reappoint Mr J Diermeier as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,768,930	99.68	447,730	0.32	85,551	4,917,958	141,216,660	70.47
Total number of votes cast on the poll:	140,768,930	99.68	447,730	0.32	85,551	4,917,958	141,216,660	70.47

Resolution 5

It was resolved, as an ordinary resolution, to reappoint Mr K Dolan as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,927,143	99.80	288,006	0.20	87,062	4,917,958	141,215,149	70.46
Total number of votes cast on the poll:	140,927,143	99.80	288,006	0.20	87,062	4,917,958	141,215,149	70.46

Resolution 6

It was resolved, as an ordinary resolution, to reappoint Mr E Flood Jr as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,894,521	99.78	315,881	0.22	91,809	4,917,958	141,210,402	70.46
Total number of votes cast on the poll:	140,894,521	99.78	315,881	0.22	91,809	4,917,958	141,210,402	70.46

Resolution 7

It was resolved, as an ordinary resolution, to reappoint Mr A Formica as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,934,347	99.81	271,630	0.19	96,234	4,917,958	141,205,977	70.46
Total number of votes cast on the poll:	140,934,347	99.81	271,630	0.19	96,234	4,917,958	141,205,977	70.46

Resolution 8

It was resolved, as an ordinary resolution, to reappoint Mr R Gillingwater as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,233,296	99.31	972,359	0.69	96,556	4,917,958	141,205,655	70.46
Total number of votes cast on the poll:	140,233,296	99.31	972,359	0.69	96,556	4,917,958	141,205,655	70.46

Resolution 9

It was resolved, as an ordinary resolution, to reappoint Mr L Kochard as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,302,510	99.36	907,986	0.64	91,715	4,917,958	141,210,496	70.46
Total number of votes cast on the poll:	140,302,510	99.36	907,986	0.64	91,715	4,917,958	141,210,496	70.46

Resolution 10

It was resolved, as an ordinary resolution, to reappoint Mr G Schafer as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,782,410	99.69	431,149	0.31	88,652	4,917,958	141,213,559	70.46
Total number of votes cast on the poll:	140,782,410	99.69	431,149	0.31	88,652	4,917,958	141,213,559	70.46

Resolution 11

It was resolved, as an ordinary resolution, to reappoint Ms A Seymour-Jackson as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	117,082,782	82.91	24,131,779	17.09	87,650	4,917,958	141,214,561	70.46
Total number of votes cast on the poll:	117,082,782	82.91	24,131,779	17.09	87,650	4,917,958	141,214,561	70.46

Resolution 12

It was resolved, as an ordinary resolution, to reappoint Mr R Weil as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,753,208	99.73	377,433	0.27	171,570	4,917,958	141,130,641	70.42
Total number of votes cast on the poll:	140,753,208	99.73	377,433	0.27	171,570	4,917,958	141,130,641	70.42

Resolution 13

It was resolved, as an ordinary resolution, to reappoint Mr T Yamamoto as a Director of the Company.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,118,980	99.22	1,096,712	0.78	86,519	4,917,958	141,215,692	70.46
Total number of votes cast on the poll:	140,118,980	99.22	1,096,712	0.78	86,519	4,917,958	141,215,692	70.46

Resolution 14: Reappointment of the Auditors

It was resolved, as an ordinary resolution, to reappoint PricewaterhouseCoopers LLP as Auditors to the Company and to authorise the Directors to agree the remuneration of the Auditors.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	144,843,660	99.19	1,175,966	0.81	200,543	0	146,019,626	72.86
Total number of votes cast on the poll:	144,843,660	99.19	1,175,966	0.81	200,543	0	146,019,626	72.86

Resolution 15: Janus Henderson Group plc Deferred Equity Plan

It was resolved, as an ordinary resolution, to approve the Janus Henderson Group plc Deferred Equity Plan.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	117,606,643	83.37	23,463,855	16.63	231,713	4,917,958	141,070,498	70.39
Total number of votes cast on the poll:	117,606,643	83.37	23,463,855	16.63	231,713	4,917,958	141,070,498	70.39

Resolution 16: Janus Henderson Group plc Restricted Share Plan

It was resolved, as an ordinary resolution, to approve the Janus Henderson Group plc Restricted Share Plan.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	102,159,425	72.75	38,267,131	27.25	875,655	4,917,958	140,426,556	70.07
Total number of votes cast on the poll:	102,159,425	72.75	38,267,131	27.25	875,655	4,917,958	140,426,556	70.07

Resolution 17: Janus Henderson Group plc Buy As You Earn Plan

It was resolved, as an ordinary resolution, to approve the Janus Henderson Group plc Buy As You Earn Plan.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,416,770	99.53	659,733	0.47	225,708	4,917,958	141,076,503	70.40
Total number of votes cast on the poll:	140,416,770	99.53	659,733	0.47	225,708	4,917,958	141,076,503	70.40

Resolution 18: Janus Henderson Group plc International Buy As You Earn Plan

It was resolved, as an ordinary resolution, to approve the Janus Henderson Group plc International Buy As You Earn Plan.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,430,489	99.54	647,270	0.46	224,452	4,917,958	140,077,759	70.40
Total number of votes cast on the poll:	140,430,489	99.54	647,270	0.46	224,452	4,917,958	140,077,759	70.40

Resolution 19: Janus Henderson Group plc Sharesave Scheme

It was resolved, as an ordinary resolution, to approve the Janus Henderson Group plc Sharesave Scheme.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,563,447	99.65	500,215	0.35	238,549	4,917,958	141,063,662	70.39
Total number of votes cast on the poll:	140,563,447	99.65	500,215	0.35	238,549	4,917,958	141,063,662	70.39

Resolution 20: Janus Henderson Group plc 2010 Long Term Incentive Stock Plan

It was resolved, as an ordinary resolution, to approve the Janus Henderson Group plc 2010 Long Term Incentive Stock Plan.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	99,085,411	70.56	41,351,576	29.44	865,224	4,917,958	140,436,987	70.08
Total number of votes cast on the poll:	99,085,411	70.56	41,351,576	29.44	865,224	4,917,958	140,436,987	70.08

Resolution 21: Janus Henderson Group plc 2012 Employment Inducement Award Plan

It was resolved, as an ordinary resolution, to approve the Janus Henderson Group plc 2012 Employment Inducement Award Plan.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	120,098,776	85.14	20,960,276	14.86	243,159	4,917,958	141,059,052	70.39
Total number of votes cast on the poll:	120,098,776	85.14	20,960,276	14.86	243,159	4,917,958	141,059,052	70.39

Resolution 22: Janus Henderson Group plc Employee Stock Purchase Plan

It was resolved, as an ordinary resolution, to approve the Janus Henderson Group plc Employee Stock Purchase Plan.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	122,255,008	86.65	18,840,293	13.35	206,910	4,917,958	141,095,301	70.40
Total number of votes cast on the poll:	122,255,008	86.65	18,840,293	13.35	206,910	4,917,958	141,095,301	70.40

Resolution 23: Authority to purchase own shares

It was resolved, as a special resolution, to authorise the Company to purchase its own shares.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,490,382	99.70	426,412	0.30	385,417	4,917,958	140,916,794	70.32
Total number of votes cast on the poll:	140,490,382	99.70	426,412	0.30	385,417	4,917,958	140,916,794	70.32

Resolution 24: Authority to purchase own CDIs

It was resolved, as a special resolution, to authorise the Company to purchase its own CDIs.

	For	%	Against	%	Votes withheld*	Broker non-votes	Total (excluding votes withheld)	% of ISC Voted**
Total number of proxy votes exercisable by all proxies validly appointed:	140,464,693	99.69	439,941	0.31	397,577	4,917,958	140,904,634	70.31
Total number of votes cast on the poll:	140,464,693	99.69	439,941	0.31	397,577	4,917,958	140,904,634	70.31

* A ‘vote withheld’ is not a vote in law. These were not counted in the calculation of the proportion of the votes for and against each of the resolutions.

** Issued Share Capital as of 3 May 2018: 200,406,138

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: May 4, 2018	By:	/s/ Andrew Formica
Andrew Formica
Executive Director and Co-Chief Executive Officer